                                                                                                                                               Exhibit 32.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Certification of Chief Executive Officer

I, R. Douglas Cowan, Chairman and Chief Executive Officer of The Davey Tree Expert Company (the "Company"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1.)   The Annual Report on Form 10-K of the Company for the fiscal year ended December 31,              2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the              Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and,

(2.) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 3, 2006	/s/ R. Douglas Cowan
R. Douglas Cowan
Chairman and Chief Executive Officer

                                                                                                                                                 Exhibit 32.2

Certification Pursuant Section 906 of the Sarbanes-Oxley Act of 2002

Certification of Chief Financial Officer

I, David E. Adante, Executive Vice President, CFO and Secretary of The Davey Tree Expert Company (the "Company"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1.)   The Annual Report on Form 10-K of the Company for the fiscal year ended December 31,              2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the              Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and,

(2.) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 3, 2006	/s/ David E. Adante
David E. Adante
Executive Vice President, Chief Financial Officer and Secretary